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                                                                    Exhibit 10.1
                             NEWSUB SERVICES, INC.

                            1997 STOCK OPTION PLAN


1.   Establishment and Purpose.

     There is hereby adopted the NewSub Services, Inc. 1997 Stock Option Plan (the "Plan"). This Plan is intended to promote the interests of the Company (as defined below) and the stockholders of NewSub Services, Inc. ("NSS") by providing officers and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees, consultants and directors in fulfilling their responsibilities for long-range achievements.

2.   Definitions.

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a) "Agreement" shall mean the written agreement between NSS and a Participant evidencing an Incentive Award.

     (b)  "Board of Directors" shall mean the Board of Directors of NSS.

     (c) "Cause" shall mean (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness); (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company; (3) the commission by the Participant of a felony; or (4) the commission by the Participant of a crime against the Company which is materially injurious to the Company. For purposes of this Section 2(c), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company. Determination of Cause shall be made by the Committee in its sole discretion.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean the Stock Option Committee of the Board of Directors, or, if no such Committee has been constituted by the Board of Directors, then the Board of Directors of NSS.
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     (f)  "Company" shall mean, collectively, NSS and each of its Subsidiaries now held or hereafter acquired.

     (g)  "Company Stock" shall mean the Class B common stock of NSS.

     (h) "Disability" shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code; or (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

     (i) "Effective Date" shall mean the date upon which this Plan is adopted by the Board of Directors.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (k) "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

     (l) The "Fair Market Value" of a share of Company Stock, as of a date of determination, shall mean (1) the closing sales price per share of Company Stock on the national securities exchange on which such stock is principally traded for the last preceding date on which there was a sale of such stock on such exchange, or (2) if the shares of Company Stock are not listed or admitted to trading on any such exchange, the closing price as reported by the NASDAQ Stock Market for the last preceding date on which there was a sale of such stock on such exchange, or (3) if the shares of Company Stock are not then listed on the NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked prices for the shares of Company Stock as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market, or (4) if the shares of Company Stock are not then listed on a national securities exchange or traded in an over-the-counter market or the value of such shares is not otherwise determinable, such value as determined by the Committee in good faith.

     (m) "Incentive Award" shall mean any Option or Other Award granted pursuant to the terms of the Plan.

     (n) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

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     (o)  "Non-Qualified Stock Option" shall mean an Option other than an
          Incentive Stock Option.

     (p) "Option" shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

     (q) "Other Award" shall mean an award granted pursuant to Section 8 hereof.

     (r) "Partial Exercise" shall mean an exercise of an Incentive Award for less than the full extent permitted at the time of such exercise.

     (s) "Participant" shall mean (1) an employee or consultant of the Company to whom an Incentive Award is granted pursuant to the Plan and (2) upon the death of an individual described in (1), his or her successors, heirs, executors and administrators, as the case may be.

     (t) "Reload Option" shall mean a Non-Qualified Stock Option granted pursuant to Section 7(c)(5).

     (u) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

     (v) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     (w) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

3.   Stock Subject to the Plan

     (a)  Shares Available for Awards

          The maximum number of shares of Company Stock reserved for issuance under the Plan shall be 708 shares (subject to adjustment as provided herein). Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in NSS's treasury.

          The present authorized capitalization of the Company consists of 7,500 shares of Class A voting Common Stock having no par value and 7,500 shares of Class B non-voting Common Stock having no par value. There are currently 2,000 shares of Class A Common Stock and 6,792 shares of Class B Common Stock outstanding, or a total of 8,792 shares of Common Stock outstanding. Incentive Awards granted pursuant to this Plan shall be issued on the assumption that the Company has (i) amended its Certificate of Incorporation to increase its

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          authorized capital stock to 7,500 shares of Class A voting Common
          Stock having no par value and 35,000,000 shares of Class B non-voting Common Stock having no par value and (ii) distributed 3,684 shares of Class B non-voting Common Stock for each outstanding share of Class A and Class B Common Stock of the Company as of the date of adoption of this Plan (the "Recapitalization"). The Company does not intend to effect the Recapitalization currently but may, in its sole discretion, do so at any time in the future. Accordingly, in the event that the Recapitalization is not effected, the maximum number of shares of
                              ---
          Company stock reserved for issuance under the Plan shall be equal to the 708 shares recited in the immediately preceding paragraph. In the event that the Recapitalization is effected, then the maximum number of shares of Company stock reserved for issuance under the Plan shall be equal to 708 multiplied by 3,684, or 2,608,272. Since Incentive Awards granted pursuant to this Plan shall be issued on the assumption that the Recapitalization has been effected, if the Recapitalization is not effected, then the number of shares of Company stock subject to
             ---
          an Incentive Award shall be divided by 3,684 and the exercise price per share shall be multiplied by 3,684.

          The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

(b)       Adjustment for Change in Capitalization.

          In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Company Stock, or other property), recapitalization, Company Stock split, reverse Company Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Company Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Company Stock which may thereafter be issued in connection with Incentive Awards, (2) the number and kind of shares of Company Stock issued or issuable in respect of outstanding Incentive Awards, (3) the exercise price, grant price or purchase price relating to any Incentive Award, and (4) the maximum number of shares subject to Incentive Awards which may be awarded to any employee during any tax year of the Company; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. Notwithstanding anything contained herein, the Committee shall not make any such changes or adjustments with respect to the Recapitalization defined in 3(a) above as Incentive Awards shall be issued on the assumption that the Recapitalization has been effected.

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     (c)  Re-use of Shares.

          The following shares of Company Stock shall again become available for Incentive Awards: except as provided below, any shares subject to an Incentive Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever. Notwithstanding the foregoing, upon the exercise of any Incentive Award granted in tandem with any other Incentive Awards, such related Awards shall be cancelled to the extent of the number of shares of Company Stock as to which the Incentive Award is exercised and such number of shares shall no longer be available for Incentive Awards under the Plan.

4.   Administration of the Plan.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Incentive Awards; to determine the persons to whom and the time or times at which Incentive Awards shall be granted; to determine the type and number of Incentive Awards to be granted, the number of shares of Stock to which an Award may relate and the terms, conditions, restrictions and performance criteria relating to any Incentive Award; to determine whether, to what extent, and under what circumstances an Incentive Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company (to the extent not inconsistent with Section 162(m) of the Code, if applicable), or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Incentive Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee may, in its absolute discretion, without amendment to the Plan, (a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option, and (b) waive any condition imposed hereunder with respect to any Incentive Award or otherwise adjust any of the terms applicable to any such Incentive Award.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Connecticut law and the bylaws of the Company) and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the

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approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.   Eligibility.

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company), consultants and directors of the Company as the Committee shall select from time to time.

6.   Awards Under the Plan; Agreement.

     The Committee may grant Options and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.

7.   Options.

     (a)  Identification of Options.

          Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

     (b)  Exercise Price.

          Each Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

     (c)  Term and Exercise of Options.

          (1) Unless the applicable Agreement provides otherwise, an Option shall become exercisable as to one hundred (100%) percent of the shares covered thereby on the fourth anniversary of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides

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               otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

          (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $1,000. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) An Option shall be exercised by delivering notice to NSS's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise in cash or by certified check, bank cashier's check or wire transfer.

          (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

          (5) The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares equal to the number of shares surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7(c)(3) above, subject to the availability of shares of Company Stock under the Plan at the time of such exercise. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

     (d)  Limitations on Incentive Stock Options.

          (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any Subsidiary) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

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          (2)  No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect of Termination of Employment.

          (1) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death,
               (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year from the date of such termination in the event of the Participant's death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant, (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

8.   Other Awards.

     Other forms of Incentive Awards ("Other Awards") valued in whole or in part by

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reference to, or otherwise based on, Company Stock may be granted either alone or in addition to other Incentive Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Company Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

9.   Rights as a Stockholder.

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

10.  No Special Employment Rights; No Right to Incentive Award.

     Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

11.  Securities Matters.

     (a) NSS shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, NSS shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until NSS is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Company Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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     (b)  The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to NSS shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

12.  Withholding Taxes.

     Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award.

13.  Notification Upon Disqualifying Disposition Under Section 421(b) of the
Code.

     Each Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

14.  Amendment or Termination of the Plan.

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or 422 of the Code. Incentive Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to Section 4, which discretion may be

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exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Incentive Award.

15.  Transfers Upon Death; Nonassignability.

     Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless (y) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status, or (z) such Option is meant to qualify for the exemptions available under Rule 16b-3, nontransferability is necessary under Rule 16b-3 in order for the award to so qualify and the Committee and the Participant intend that it shall continue to so qualify. Subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of NSS, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

16.  Expenses and Receipts.

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

17.  Failure to Comply.

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

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18.  Effective Date and Term of Plan.

     The Plan became effective on the Effective Date, but the Plan (and any grants of Incentive Awards made prior to stockholder approval of the Plan) shall be subject to the requisite approval of the stockholders of NSS. In the absence of such approval, such Incentive Awards shall be null and void. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

19.  Applicable Law.

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Connecticut, without reference to its principles of conflicts of law.

20.  Participant Rights.

     No Participant shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Participants. Except as provided specifically herein, a Participant or a transferee of an Incentive Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Company Stock certificate to him or her for such shares.

21.  Unfunded Status of Awards.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Incentive Award, nothing contained in the Plan or any Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company.

22.  Beneficiary.

     A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.

23.  Interpretation.

     The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

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24.  Severability.

     If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

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